Exhibit 99.1

FOR IMMEDIATE RELEASE

SinoHub Announces Delayed Filing of Quarterly Report

SHENZHEN — August 21, 2011 — SinoHub, Inc. (“SinoHub” or the “Company”) (NYSE Amex: SIHI), an electronics company whose main business is manufacturing and distributing custom, private-label mobile phones, announced today that it is unable to file its quarterly report on Form 10-Q for the quarter ended June 30, 2012 within the five-day extended period afforded to it pursuant to the Notification of Late Filing on Form 12b-25 that SinoHub filed with the Securities and Exchange Commission on August 14, 2012. SinoHub is unable to timely file its quarterly report because of a delay in retrieving information requested by our auditors to confirm prior period sales associated with our electronic component sales (ECP) business. This information is not related to our operations in the quarter ended June 30, 2012.  SinoHub estimates that it will file its quarterly report on or about September 15, 2012.

Preliminary and unaudited results for the quarter ended June 30, 2012 are as follows:

Total revenue: $22.6 million
Net loss: $2.7 million
Net cash used in operating activities: $1.2 million
Net cash used in investment activities: $16.3 million
Net cash provided by financing activities: $16.8 million
Total assets:  $190.0 million
Total liabilities:  $107.9 million
Total stockholders’ equity: $82.1 million
Additional details will be provided with the filing of the Form 10-Q for the three months ended June 30, 2012. SinoHub cautions that all of these results are preliminary and subject to change following the completion of our review process for our financial results for such period and the impact, if any, of the completion of such review on the financial statements for the second quarter, and that the above preliminary and unaudited financial information provided herein does not represent all of the information that would normally be included in a quarterly report on Form 10-Q with respect to SinoHub’s financial results.

About SinoHub Inc.

SinoHub, Inc. (NYSE Amex: SIHI) is a leading electronics company based in Shenzhen, PR China which services clients worldwide. The Company's integrated contract manufacturing (ICM) business unit is currently focused on providing custom, private label mobile phones to customers in developing countries. This fast growing ICM segment is capitalizing on a trend by carriers and distributors to offer their own brands with features and functionality targeted at their local markets, including 3G smart phones, at competitive price points. The Company's electronic component sales and services (ECSS) business unit provides procurement-fulfillment, spot component sales and supply chain management (SCM) services to manufacturers and design houses. The company's SCM services include warehousing, delivery, import/export, and give its customers total transparency into their supply chains by delivering SinoHub SCM, a proprietary, Web-based software platform the company has been using for almost ten years. For more information, visit the Company's Web site at www.sinohub.com and the B2B Chips Web site at www.b2bchips.com .

Cautionary Statement Regarding Forward-looking Information

Some of the statements contained in this press release that are not historical facts constitute forward-looking statements under the federal securities laws. Forward-looking statements can be identified by the use of the words "may," "will," "should," "could," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "intends," "potential," "proposed," or "continue" or the negative of those terms. These statements involve risks known to the Company, significant uncertainties, and other factors, many of which cannot be predicted with accuracy and some of which may not even be anticipated, which may cause actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by those forward-looking statements. Such risks, uncertainties and factors include, but are not limited to, the Company's ability to expand its customer base, the ability to access capital for such expansion, assumptions concerning future economic and competitive conditions and other factors detailed from time to time in the Company's filings with the United States Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Except as required by law, the company assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future. For further information on factors which could impact SinoHub and the statements contained herein, see the "Risk Factors" included in Item 1A of the Company's amended Annual Report on Form 10-K/A filed with the Securities Exchange Commission on May 24, 2011. The company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Contacts:

SinoHub Inc. Grace Wang Tel: + 86-755-2661-1080 Email: grace.wang@sinohub.com